SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2004

LANCER CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-13875	74-1591073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas		78219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 310-7000

ITEM 4.                                                     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 2, 2004 Lancer Corporation  (“Lancer” or the “Company”) received a letter from KPMG LLP (“KPMG”) pursuant to which KPMG resigned from its position as the independent auditors of Lancer, effective immediately. Lancer filed information relating to the resignation of KPMG in a Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 10, 2004. On February 20, 2004, KPMG furnished a letter addressed to the Commission stating its agreements and disagreements with the disclosure made on Lancer’s Form 8-K (the “Letter”). On February 24, 2004, Lancer filed a first amendment to the Form 8-K with the Letter attached thereto as Exhibit 99.1 and provided additional disclosure under Item 4 in response to the Letter. On March 8, 2004, KPMG furnished a letter addressed to the Commission stating its agreements and disagreements with the additional disclosure made on Lancer’s first amendment to the Form 8-K (the “Second Letter”). A copy of the Second Letter is attached to this second amendment to the Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

99.1                     Letter to Lancer Corporation from KPMG, LLP, dated March 8, 2004, relating to Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION

Date: March 10, 2004	By:	/s/ Christopher D. Hughes
Christopher D. Hughes
Chief Executive Officer